                                                                     EXHIBIT 4.7

                                                                       EXECUTION

                                    DROP-DOWN NOTE


$170,000,000                                                        May 30, 1996
                                                              New York, New York


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of FOUR M CORPORATION, a Maryland corporation (the "COMPANY"), or any holder hereof, the principal amount of ONE HUNDRED SEVENTY MILLION AND NO/100 DOLLARS ($170,000,000), or such lesser aggregate principal amount as may be advanced to the undersigned by the Company and may be outstanding from time to time, payable as hereinafter provided. The undersigned promises to pay interest on the principal amount hereof so advanced and remaining unpaid from time to time from the date of issuance until the date of payment in full as hereinafter provided.

         Reference is made to the Indenture, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "INDENTURE) between the Company and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as trustee (the "TRUSTEE") for the ratable benefit of the holders (the "SECURITYHOLDERS") from time to time of the Company's 12% Senior Secured Notes due 2006 (including all Series A and Series B senior secured notes to be issued from time to time pursuant to the Indenture, collectively, the "SENIOR SECURED NOTES"). Terms defined in the Indenture and not otherwise defined herein are used herein with the meanings defined for those terms in the Indenture. This is one of the Drop-Down Notes referred to in the Company Pledge Agreement contemplated in the Indenture. This Drop-Down Note is secured by that certain Drop-Down Note Security Agreement executed by the undersigned in favor of the Company, and any holder hereof is entitled to all rights, benefits, and privileges provided for in such Drop-Down Note Security Agreement, either as originally executed or as the same may from time to time be supplemented, modified, extended, supplanted or amended. Concurrent with the issuance of the Senior Secured Notes, this Drop-Down Note and such Drop-Down Note Security Agreement will be pledged to the Trustee under the terms and conditions set forth in the Company Pledge Agreement.

         The principal unpaid indebtedness evidenced by this Drop-Down Note, together with accrued and unpaid interest as hereinafter provided, or any part thereof, shall be due and payable to the holder hereof immediately upon demand, PROVIDED that no holder of this Note other than the Company shall be entitled to demand payment of the principal amount of this Note prior to the acceleration of the Senior Secured Notes pursuant to the Indenture. Interest shall accrue on the outstanding daily unpaid principal amount of each advance made by the Company to the undersigned as evidenced hereby from the date of a demand for payment of the principal amount of this Note until payment to the holder hereof in full at the rate of twelve percent (12%) per annum; payable semi-annually on each June 1 and December 1; PROVIDED, however, that in no event shall the rate of interest payable hereunder at any time exceed the maximum rate of interest permitted pursuant to applicable laws.

         The undersigned's obligations, and any holder's rights and remedies, under this Drop-Down Note are in addition to and not exclusive of the undersigned's Secured Obligations to any holder and any holder's rights and remedies under the Collateral Documents to which the undersigned is a party.

         This Drop-Down Note shall be delivered to and accepted by the Company (and immediately delivered over to the Trustee as Pledged Collateral in accordance with the Company Pledge Agreement), and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         The undersigned hereby promises to pay all, costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing any of holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality to the fullest extent permitted by applicable laws.

                                  BOX USA, INC.


                                  By: /s/ Mary B. Dopslaff
                                     ----------------------------------------
                                  Name: Mary B. Dopslaff
                                  Title: Vice President


                                      ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby assigns all its right, title, and interest in, to and under the foregoing Drop-Down Note to NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as trustee for the ratable benefit of the Securityholders as Pledged Collateral under the Company Pledge Agreement.


         Dated: May 30, 1996.

                                  FOUR M CORPORATION,
                                  a Maryland corporation


                                  By: /s/ Mary B. Dopslaff
                                     ----------------------------------------
                                  Name: Mary B. Dopslaff
                                  Title: Vice President

                                                                       EXECUTION

                                    DROP-DOWN NOTE


$170,000,000                                                        May 30, 1996
                                                              New York, New York


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of FOUR M CORPORATION, a Maryland corporation (the "COMPANY"), or any holder hereof, the principal amount of ONE HUNDRED SEVENTY MILLION AND NO/100 DOLLARS ($170,000,000), or such lesser aggregate principal amount as may be advanced to the undersigned by the Company and may be outstanding from time to time, payable as hereinafter provided. The undersigned promises to pay interest on the principal amount hereof so advanced and remaining unpaid from time to time from the date of issuance until the date of payment in full as hereinafter provided.

         Reference is made to the Indenture, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "INDENTURE) between the Company and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as trustee (the "TRUSTEE") for the ratable benefit of the holders (the "SECURITYHOLDERS") from time to time of the Company's 12% Senior Secured Notes due 2006 (including all Series A and Series B senior secured notes to be issued from time to time pursuant to the Indenture, collectively, the "SENIOR SECURED NOTES"). Terms defined in the Indenture and not otherwise defined herein are used herein with the meanings defined for those terms in the Indenture. This is one of the Drop-Down Notes referred to in the Company Pledge Agreement contemplated in the Indenture. This Drop-Down Note is secured by that certain Drop-Down Note Security Agreement executed by the undersigned in favor of the Company, and any holder hereof is entitled to all rights, benefits, and privileges provided for in such Drop-Down Note Security Agreement, either as originally executed or as the same may from time to time be supplemented, modified, extended, supplanted or amended. Concurrent with the issuance of the Senior Secured Notes, this Drop-Down Note and such Drop-Down Note Security Agreement will be pledged to the Trustee under the terms and conditions set forth in the Company Pledge Agreement.

         The principal unpaid indebtedness evidenced by this Drop-Down Note, together with accrued and unpaid interest as hereinafter provided, or any part thereof, shall be due and payable to the holder hereof immediately upon demand, PROVIDED that no holder of this Note other than the Company shall be entitled to demand payment of the principal amount of this Note prior to the acceleration of the Senior Secured Notes pursuant to the Indenture. Interest shall accrue on the outstanding daily unpaid principal amount of each advance made by the Company to the undersigned as evidenced hereby from the date of a demand for payment of the principal amount of this Note until payment to the holder hereof in full at the rate of twelve percent (12%) per annum payable semi-annually on each June 1, and December 1; PROVIDED, however, that in no event shall the rate of interest payable hereunder at any time exceed the maximum rate of interest permitted pursuant to applicable laws.

         The undersigned's obligations, and any holder's rights and remedies, under this Drop-Down Note are in addition to and not exclusive of the undersigned's Secured Obligations to any holder and any holder's rights and remedies under the Collateral Documents to which the undersigned is a party.

         This Drop-Down Note shall be delivered to and accepted by the Company (and immediately delivered over to the Trustee as Pledged Collateral in accordance with the Company Pledge Agreement), and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         The undersigned hereby promises to pay all, costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing any of holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality to the fullest extent permitted by applicable laws.

                                  PAGE PACKAGING CORPORATION


                                  By: /s/ Mary B. Dopslaff
                                     ----------------------------------------
                                  Name: Mary B. Dopslaff
                                  Title: Vice President


                                      ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby assigns all its right, title, and interest in, to and under the foregoing Drop-Down Note to NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as trustee for the ratable benefit of the Securityholders as Pledged Collateral under the Company Pledge Agreement.


         Dated: May 30, 1996.

                                  FOUR M CORPORATION,
                                  a Maryland corporation


                                  By: /s/ Mary B. Dopslaff
                                     ----------------------------------------
                                  Name: Mary B. Dopslaff
                                  Title: Vice President

                                                                       EXECUTION

                                    DROP-DOWN NOTE


$170,000,000                                                        May 30, 1996
                                                              New York, New York


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of FOUR M CORPORATION, a Maryland corporation (the "COMPANY"), or any holder hereof, the principal amount of ONE HUNDRED SEVENTY MILLION AND NO/100 DOLLARS ($170,000,000), or such lesser aggregate principal amount as may be advanced to the undersigned by the Company and may be outstanding from time to time, payable as hereinafter provided. The undersigned promises to pay interest on the principal amount hereof so advanced and remaining unpaid from time to time from the date of issuance until the date of payment in full as hereinafter provided.

         Reference is made to the Indenture, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "INDENTURE) between the Company and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as trustee (the "TRUSTEE") for the ratable benefit of the holders (the "SECURITYHOLDERS") from time to time of the Company's 12% Senior Secured Notes due 2006 (including all Series A and Series B senior secured notes to be issued from time to time pursuant to the Indenture, collectively, the "SENIOR SECURED NOTES"). Terms defined in the Indenture and not otherwise defined herein are used herein with the meanings defined for those terms in the Indenture. This is one of the Drop-Down Notes referred to in the Company Pledge Agreement contemplated in the Indenture. This Drop-Down Note is secured by that certain Drop-Down Note Security Agreement executed by the undersigned in favor of the Company, and any holder hereof is entitled to all rights, benefits, and privileges provided for in such Drop-Down Note Security Agreement, either as originally executed or as the same may from time to time be supplemented, modified, extended, supplanted or amended. Concurrent with the issuance of the Senior Secured Notes, this Drop-Down Note and such Drop-Down Note Security Agreement will be pledged to the Trustee under the terms and conditions set forth in the Company Pledge Agreement.

         The principal unpaid indebtedness evidenced by this Drop-Down Note, together with accrued and unpaid interest as hereinafter provided, or any part thereof, shall be due and payable to the holder hereof immediately upon demand, PROVIDED that no holder of this Note other than the Company shall be entitled to demand payment of the principal amount of this Note prior to the acceleration of the Senior Secured Notes pursuant to the Indenture. Interest shall accrue on the outstanding daily unpaid principal amount of each advance made by the Company to the undersigned as evidenced hereby from the date of a demand for payment of the principal amount of this Note until payment to the holder hereof in full at the rate of twelve percent (12%) per annum payable semi-annually on each June 1 and December 1; PROVIDED, however, that in no event shall the rate of interest payable hereunder at any time exceed the maximum rate of interest permitted pursuant to applicable laws.

         The undersigned's obligations, and any holder's rights and remedies, under this Drop-Down Note are in addition to and not exclusive of the undersigned's Secured Obligations to any holder and any holder's rights and remedies under the Collateral Documents to which the undersigned is a party.

         This Drop-Down Note shall be delivered to and accepted by the Company (and immediately delivered over to the Trustee as Pledged Collateral in accordance with the Company Pledge Agreement), and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         The undersigned hereby promises to pay all, costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing any of holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality to the fullest extent permitted by applicable laws.

                                  FOUR M PAPER CORPORATION


                                  By: /s/ Mary B. Dopslaff
                                     ----------------------------------------
                                  Name: Mary B. Dopslaff
                                  Title: Vice President


                                      ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby assigns all its right, title, and interest in, to and under the foregoing Drop-Down Note to NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as trustee for the ratable benefit of the Securityholders as Pledged Collateral under the Company Pledge Agreement.


         Dated: May 30, 1996.

                                  FOUR M CORPORATION,
                                  a Maryland corporation


                                  By: /s/ Mary B. Dopslaff
                                     ----------------------------------------
                                  Name: Mary B. Dopslaff
                                  Title: Vice President

                                                                       EXECUTION

                                    DROP-DOWN NOTE


$170,000,000                                                        May 30, 1996
                                                              New York, New York


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of FOUR M CORPORATION, a Maryland corporation (the "COMPANY"), or any holder hereof, the principal amount of ONE HUNDRED SEVENTY MILLION AND NO/100 DOLLARS ($170,000,000), or such lesser aggregate principal amount as may be advanced to the undersigned by the Company and may be outstanding from time to time, payable as hereinafter provided. The undersigned promises to pay interest on the principal amount hereof so advanced and remaining unpaid from time to time from the date of issuance until the date of payment in full as hereinafter provided.

         Reference is made to the Indenture, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the "INDENTURE) between the Company and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as trustee (the "TRUSTEE") for the ratable benefit of the holders (the "SECURITYHOLDERS") from time to time of the Company's 12% Senior Secured Notes due 2006 (including all Series A and Series B senior secured notes to be issued from time to time pursuant to the Indenture, collectively, the "SENIOR SECURED NOTES"). Terms defined in the Indenture and not otherwise defined herein are used herein with the meanings defined for those terms in the Indenture. This is one of the Drop-Down Notes referred to in the Company Pledge Agreement contemplated in the Indenture. This Drop-Down Note is secured by that certain Drop-Down Note Security Agreement executed by the undersigned in favor of the Company, and any holder hereof is entitled to all rights, benefits, and privileges provided for in such Drop-Down Note Security Agreement, either as originally executed or as the same may from time to time be supplemented, modified, extended, supplanted or amended. Concurrent with the issuance of the Senior Secured Notes, this Drop-Down Note and such Drop-Down Note Security Agreement will be pledged to the Trustee under the terms and conditions set forth in the Company Pledge Agreement.

         The principal unpaid indebtedness evidenced by this Drop-Down Note, together with accrued and unpaid interest as hereinafter provided, or any part thereof, shall be due and payable to the holder hereof immediately upon demand, PROVIDED that no holder of this Note other than the Company shall be entitled to demand payment of the principal amount of this Note prior to the acceleration of the Senior Secured Notes pursuant to the Indenture. Interest shall accrue on the outstanding daily unpaid principal amount of each advance made by the Company to the undersigned as evidenced hereby from the date of a demand for payment of the principal amount of this Note until payment to the holder hereof in full at the rate of twelve percent (12%) per annum payable semi-annually on each June 1 and December 1; PROVIDED, however, that in no event shall the rate of interest payable hereunder at any time exceed the maximum rate of interest permitted pursuant to applicable laws.

         The undersigned's obligations, and any holder's rights and remedies, under this Drop-Down Note are in addition to and not exclusive of the undersigned's Secured Obligations to any holder and any holder's rights and remedies under the Collateral Documents to which the undersigned is a party.

         This Drop-Down Note shall be delivered to and accepted by the Company (and immediately delivered over to the Trustee as Pledged Collateral in accordance with the Company Pledge Agreement), and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

         The undersigned hereby promises to pay all, costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing any of holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality to the fullest extent permitted by applicable laws.

                                  BOX USA GROUP, INC.


                                  By: /s/ Mary B. Dopslaff
                                     ----------------------------------------
                                  Name: Mary B. Dopslaff
                                  Title: Vice President



                                      ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby assigns all its right, title, and interest in, to and under the foregoing Drop-Down Note to NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION as trustee for the ratable benefit of the Securityholders as Pledged Collateral under the Company Pledge Agreement.


         Dated: May 30, 1996.

                                  FOUR M CORPORATION,
                                  a Maryland corporation


                                  By: /s/ Mary B. Dopslaff
                                     ----------------------------------------
                                  Name: Mary B. Dopslaff
                                  Title: Vice President


                                       2